Comparative figures	12 Months Ended
Dec. 31, 2023
Disclosure of reclassifications or changes in presentation [abstract]
Comparative figures
36.	Comparative figures
Management has reclassified certain freight charges from selling, general and administrative expenses to cost of sales. These freight charges were incurred prior to ownership transfer as part of the obligation to fulfil deliveries to the customers. Accordingly, the comparative figures in the Consolidated Statement of Profit or Loss for the full year ended December 31, 2021 and 2022 had been adjusted to conform with the current year’s presentation. The changes to 2021 and 2022 comparatives have no impact on the operating profit for the period of the Group, its Consolidated Statement of Financial Position or Consolidated Statement of Cash Flows.